Exhibit 99.1

FIRST AMENDMENT
TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement is entered into as of April 20, 2016 (the “Amendment”), by and between AVIDBANK (“Bank”) and OPTEX SYSTEMS, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2014 and as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.           The following definitions in Section 1.1 of the Agreement are amended and restated in their entirety to read as follows:

“Borrowing Base” means an amount equal to the sum of the following, in each case as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borroewr: (i) eighty percent (80%) of Eligible Accounts, plus (ii) eighty percent of Eligible Canadian Accounts, plus (iii) an amount equal to sixty percent (60%) of the Eligible Government Accounts not to exceed One Hundred Seventy Five Thousand Dollars ($175,000) at any time.

“Revolving Line” means a Credit Extension of up to Two Million Dollars ($2,000,000).

Revolving Maturity Date” means January 22, 2018.

2.           The following definition is added to Section 1.1 of the Agreement:

“Eligible Government Accounts” means Accounts with respect to which the account debtor is Defense Logistic Agency and/or U.S. Army Contracting Command or such other account debtors that Bank may approve on a case by case basis in its sole discretion and that satisfy the requirements of the definition of Eligible Accounts, other than clause (g) of such defined term.

3.           Clauses (b) and (i) of the defined term “Eligible Accounts” set forth in Section 1.1 of the Agreement are amended and restated in their entirety to read as follows:

(b)         Accounts with respect to an account debtor, thirty five percent (35%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

(i)         Accounts with respect to an account debtor (other than General Dynamics Land Systems), including its Subsidiaries and Affiliates (x) whose total obligations to Borrower exceed thirty-five percent (35%) of all Accounts, and (y) Accounts with respect to General Dynamics Land Systems (including its Subsidiaries and Affiliates), whose total obligations to Borrower exceeds fifty percent (50%) of all Accounts; and in each case to the extent the obligations referred to in the immediately preceding clauses (x) and (y) exceed the aforementioned percentages, except as approved in writing by Bank;

4.           Section 2.3(a)(i) of the Agreement is amended and restated in its entirety to read as follows:

(i)         Advances. Except as set forth in Section 2.3(b), and subject to Section 2.3(a)(ii) below, the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to two and one half percent (2.5%) above the Prime Rate.

5.           Section 2.5(a) of the Agreement is amended and restated in its entirety to read as follows:

(a)         Revolving Facility Fees. On May 22, 2016 and each anniversary thereof for so long as the Revolving Facility is in effect, a facility fee equal to one half of one percent (0.5%) of the Revolving Line, each of which are fully earned and nonrefundable; and

6.           The following is added as a new clause (g) at the end of Section 6.3:

(g)         as soon as available, but in any event on an annual basis, Borrower’s annual operating projections (including income statements, balance sheets and cash flow statements presented in a monthly format) approved by Borrower’s board of directors.

7.           Exhibits B and C to the Agreement are replaced in their entirety with the Exhibits B and C attached hereto.

8.           Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

9.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

10.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

11.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)         this Amendment, duly executed by Borrower;

(b)         affirmation of guarantee;

(c)         payment of all Bank Expenses incurred through the date of this Amendment; and

(d)         such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OPTEX SYSTEMS, INC.

By:	/s/ Karen L. Hawkins

Name:	Karen L. Hawkins

Title:	CFO

AVIDBANK

By:	/s/ JON kROGSTAD

Name:	JON KROGSTAD

Title:	SVP

EXHIBIT B

BORROWING BASE CERTIFICATE

Borrower:	OPTEX SYSTEMS, INC.	Lender:	Avidbank
Commitment Amount:	$2,000,000	Loan #:

ACCOUNTS RECEIVABLE
1	Accounts Receivable Book Value as of:
2	Total Accounts Receivable:
ACCOUNTS RECEIVABLE DEDUCTIONS
3	A/R Aged over 90 Days from invoice date
4	Contra Accounts
5	Concentration Limits (35%, or 50% for General Dynamics Land Systems)
6	Cross aging over 35%
7	Foreign Accounts (Net of >90s, w/out Insurance or LC)
8	Government Accounts (Net of >90s, w/out Assignment of Claims)
9	Affiliate/Employee Accounts (Net of >90s)
10	Over 90 credits
11	Prebillings, retention billings, progress billings
12	Other Deductions
13	Total Ineligible Accounts:
14	Total Eligible Accounts (#3 minus #13)		80%
15	Advance Rate
16	Borrowing Base (#15 multiplied by #16)
ELIGIBLE GOVERNMENT ACCOUNTS
17	Total USACC and DLA (Net of >90s)
18	Advance Rate		60%
19	Net Eligible Government Accounts
20	Lesser of 60% of #19 or $175,000
BALANCES
21	Maximum Loan Amount	$2,000,000
22	Total Borrowing Capacity (lesser of #16 plus #20, or #21)
23	Less: Present Balance owing on Line of Credit
24	Less: Other balances, i.e. issued Letters of Credit
25	Remaining Availability (#22 minus #23 & #24)

If line #25 is a negative number, this amount must be remitted to the Bank immediately to bring loan balance into compliance. By signing this form you authorize Bank to deduct any advance amounts directly from the company’s checking account at Avidbank in the event there is an overadvance. The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Amended and Restated Loan and Security Agreement between the undersigned and Avidbank.

Borrower hereby requests funding in the amount of_________________in accordance with this Borrowing Base Certificate. All representations and warranties of Borrower stated in the Amended and Restated Loan and Security Agreement are true, correct, and complete in all material respects as of the date of this Borrowing Base Certificate; provided that those representations and warranties expressly referring to another date shall be true, correct, and complete in all material respects as of such date.

By (Authorized Signer):	Title:	Date:

Reviewed by Bank:	Title:	Date:

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	AVIDBANK

FROM:	OPTEX SYSTEMS, INC.

The undersigned authorized officer of OPTEX SYSTEMS, INC. hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending__________________with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Compliance Certificate	Monthly within 30 days	Yes	No
A/R & A/P Agings	Monthly within 30 days	Yes	No
Borrowing Base Certificate	Monthly within 30 days	Yes	No
Company prepared financial statements	Quarterly within 45 days	Yes	No
Annual financial statements (CPA Audited)	FYE within 90 days	Yes	No
Board approved financial projections	Annually	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R Audit	Annual	Yes	No
IP Report	As required under Section 6.10	Yes	No

Unrestricted Cash balances at Bank	$
Unrestricted Cash balances outside of Bank	$

Financial Covenant	Required	Actual	Complies

Asset Coverage Ratio (monthly)	1.75:1.00	_____________	Yes No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER
Date:
SIGNATURE	Verified:
AUTHORIZED SIGNER
TITLE	Date:

Compliance Status Yes No
DATE